SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 14, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Missouri                   1-12619                    43-1766315
  (State or other             (Commission               (I.R.S. Employer
  Jurisdiction of             File Number)             Identification No.)
  Incorporation)

              800 Market Street, Suite 2900
                   St.  Louis, MO                   63101
                (Address of principal            (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)



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Item  2.     Acquisition  of  Assets

On July 14, 2000 Ralcorp Holdings, Inc., through one of its subsidiaries, purchased all issued and outstanding capital stock of RHM Holdings (USA), Inc. for $132.5 million in cash, subject to certain post-closing adjustments related to the closing net working capital. RHM Holdings (USA), Inc. owns The Red Wing Company, Inc. which manufactures shelf-stable, wet filled food products. The purchase was effected through a stock purchase agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of June 16, 2000, a copy of which is included as Exhibit 2.1(a) hereof.

The Registrant financed the acquisition through borrowings under a $200 million credit facility with Bank One, N.A., Wachovia Bank, N.A., and PNC Bank, National Association a copy of which is included as Exhibit 2.2 hereto.

Item  7.     Financial  Statements  and  Exhibits.

(a) Financial Statements of Businesses Acquired. Financial statements required by this item will be filed no later than 60 days from the date of this report.

(b) Pro Forma Financial Information. Financial statements required by this item will be filed no later than 60 days from the date of this report.

(c)  Exhibits

       Exhibit 2.1(a) Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of June 16, 2000.

       Exhibit 2.1(b) Amendment No. 1 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000.

       Exhibit 2.1(c) Amendment No. 2 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000.

       Exhibit 2.2 Credit Agreement among Ralcorp Holdings, the lenders named herein, and Bank One, N.A., as Agent dated as of July 10, 2000.

       Exhibit 99.1 Press Release dated July 16, 2000 announcing the consummation of the purchase of The Red Wing Company, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:     July 27, 2000                    By:  /s/ T. G. Granneman
                                                -------------------
                                                T.  G.  Granneman
                                                Duly  Authorized  Signatory  and
                                                Chief  Accounting  Officer


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                                  EXHIBIT INDEX


Exhibit
Number               Description
------              -----------


Exhibit 2.1(a) Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of June 16, 2000.

Exhibit 2.1(b) Amendment No. 1 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000.

Exhibit 2.1(c) Amendment No. 2 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000.

Exhibit 2.2 Credit Agreement among Ralcorp Holdings, the lenders named herein, and Bank One, N.A., as Agent dated as of July 10, 2000.

Exhibit 99.1 Press Release dated July 16, 2000 announcing the consum-mation of the purchase of The Red Wing Company, Inc.